Exhibit 10.15

AMENDMENT NO. 2

TO

BOARD ADVISER AGREEMENT

AMENDMENT NO. 2 TO BOARD ADVISER AGREEMENT (this “Amendment”) dated as of December 31, 2019 (the “Amendment Date”) by and between GYRODYNE, LLC, a New York limited liability company (the “Company”) and JAD FAKHRY, an individual residing at 840 Hinckley Road, Suite 250, Burlingame, California 94010 (the "Adviser").

WHEREAS, the Adviser and the Company are parties to that certain board adviser agreement dated as of May 24, 2016 (the “Original Agreement”, and as amended from time to time, the “Agreement”); and

WHEREAS, the Original Agreement was amended by Amendment No. 1 thereto dated as of November 24, 2017; and

WHEREAS, the term of the Agreement as amended by Amendment No. 1 thereto expired by its terms November 24, 2018; and

WHEREAS, the Adviser and the Company wish to supplement and amend the Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Effective Date. This Amendment shall be effective as of the Amendment Date.

2.     Definitions. For purposes of this Amendment, any capitalized term not otherwise defined herein shall have the meaning set forth in the Agreement.

3.     Amendments.

a.     Section 3 of the Agreement is hereby amended by restating the first sentence thereof to read in its entirety as follows:

” This Agreement shall commence on the date hereof and expire on November 24, 2020, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.2, Section 6 and Section 7 shall survive any termination or expiration of this Agreement.”

b.     Section 4.1 of the Agreement is hereby amended by restating the first sentence thereof to read in its entirety as follows:

“As the exclusive compensation for the Adviser's services under this Agreement, the Company shall pay to the Adviser a fee (the “Adviser Fee”) of Seven Thousand Five Hundred Dollars ($7,500) per each fiscal quarter hereunder, which shall be paid on or about January 15, April 15, July 15 and October 15 during the term hereof commencing January 15, 2018 for services provided during the quarter just ended; provided, however, that the Adviser agrees that all Adviser Fee payments otherwise payable hereunder on or following January 15, 2020 shall accrue and only be payable on December 15, 2026 or such earlier date as the Company may make payment following termination of all aggregated nonqualified deferred compensation arrangements in accordance with Code Section 409A (the “Payment Date”); and provided further, however, that such deferred Adviser Fee amounts shall accrue interest at the rate of Five Percent (5%) per annum and be payable on the Payment Date.”

4.     Entire Agreement; Ratification. This Amendment supersedes all previous agreements, and constitutes the entire agreement of whatsoever kind or nature existing between the parties, relating to the subject matter within. As between the parties, no oral statement or prior written material not specifically incorporated herein shall be of any force and effect. Except as specifically amended herein, the Agreement is to remain in full force and effect, and, as amended by this Amendment, is hereby ratified and confirmed in all respects.

5.     Amendments. No further changes in or additions to the Agreement shall be recognized unless and until made in writing and signed by both the Company and the Adviser.

6.     Captions Not Controlling. The divisions of this Amendment into sections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Amendment.

7.     Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof.

8.     Successors and Assigns. The parties hereto agree that the covenants and agreements herein contained shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

9.     This Amendment may be executed in counterparts, each of which will be deemed to be an original copy of this Amendment and both of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[signatures appear on next page]

IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date and year first above written.

COMPANY: GYRODYNE, LLC
By: ___________________________ Name: Title:

ADVISER:

_____________________________
Jad Fakhry